EMAGIN CORPORATION
                                  2070 ROUTE 52
                        HOPEWELL JUNCTION, NEW YORK 12533

                                                              March 1, 2004



To: The Parties Listed on the Signature Pages Attached Hereto

     Reference is hereby made to the Master Amendment Agreement (the "Amendment Agreement") entered into as of February 17, 2004 by and among eMagin Corporation, a Delaware corporation (the "Company"), and each of the parties listed on the attached signature page (unless identified specifically by name, individually an "Investor", and collectively, the "Investors"). Capitalized terms used and not otherwise defined herein that are defined in the Amendment Agreement shall have the meanings given such terms in the Amendment Agreement.

     In connection therewith, the Company and the Investors hereby agree to amend and replace Section 2 of the Amendment Agreement in its entirety, as follows:

                  "2. Issuance of the Warrants. In consideration of the foregoing, eMagin will issue an aggregate of 2,500,000 common stock purchase warrants to the Investors to be distributed on a pro-rata basis as set forth in Schedule 3 attached hereto (the "Warrants"). The Warrants shall have an exercise price equal to $2.76 per share of Common Stock, which is 105% of the closing price of eMagin's Common Stock on the day immediately preceding the Effective Date of this Amendment Agreement. 1,500,000 of the Warrants will expire on the later of (i) twelve months from the effective date of the Registration Statement (as defined below in Section 3), and (ii) December 31, 2005. In addition, the remaining 1,000,000 of the Warrants shall expire forty-eight months after the effective date of the Registration Statement, subject to adjustment as set forth in each warrant agreement. The Warrants shall be substantially in the form attached to this Amendment Agreement as Exhibit B."

     In addition to the foregoing, the Investors hereby agree to convert the accrued, but unpaid, interest on the Notes into shares of Common Stock at the conversion price of $2.48 per share, the closing price of eMagin's Common Stock on February 27, 2004.

     This letter agreement shall be governed in all respects by the internal laws of the State of New York as applied to agreements entered into among New York residents to be performed entirely within New York, without regard to principles of conflicts of law.

     This letter agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

     Except as amended hereby, the terms and provisions of the Amendment Agreement shall remain in full force and effect, and the Amendment Agreement is in all respects ratified and confirmed. On and after the date of this letter agreement, each reference in the Amendment Agreement to the "Agreement", "hereinafter", "herein", "hereinafter", "hereunder", "hereof", or words of like import shall mean and be a reference to the Amendment Agreement as amended by this letter agreement.

     This letter agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single agreement.

                                   Sincerely,

                                    eMAGIN CORPORATION


                                 By /s/ Gary Jones
                                   ---------------------------------------------
                                   Name:Gary Jones
                                   Title:CEO




                                 VIRTUAL VISION, INC.


                                 By /s/  K.C. Park
                                   ---------------------------------------------
                                    Name:K.C. Park
                                    Title: President




                                 ORIGINAL SECURED PARTIES:


                                 STILLWATER LLC


                                /s/ Mortimer D.A. Sackler
                                 ----------------------------------------------
                                 Mortimer D.A. Sackler
                                 President

                                 Address:  15 East 62nd Street
                                                  New York, NY  10021

                                 with a copy to:

                                 Chadbourne & Parke LLP
                                 30 Rockefeller Plaza
                                 New York, New York 10112
                                 Attention:  Stuart D. Baker, Esq.
                                 Telecopy:  (212) 541-5369

                                 GINOLA LIMITED



                                 By:/s/J.G. White
                                 -----------------------------------------------
                                 Name:J.G. White
                                 Title:Director



                                 /s/Jack Rivkin
                                 -----------------------------------------------
                                    Jack Rivkin

                                 Address:








                                 NEW INVESTORS:


                                 STILLWATER LLC

                                 /s/ Mortimer D.A. Sackler
                                 ----------------------------------------------
                                 Mortimer D.A. Sackler
                                 President

                                 Address:  15 East 62nd Street
                                           New York, NY  10021

                                 with a copy to:

                                 Chadbourne & Parke LLP
                                 30 Rockefeller Plaza
                                 New York, New York 10112
                                 Attention:  Stuart D. Baker, Esq.
                                 ---------
                                 Telecopy:  (212) 541-5369
                                 --------

                                 GINOLA LIMITED



                                 By: /s/ J.G. White
                                 -----------------------------------------------
                                 Name:   J.G. White
                                 Title:  Director




                                 /s/ Jack Rivkin
                                 -----------------------------------------------
                                 JACK RIVKIN

                                 Address:

                                 EMERALD ADVANTAGE FUND LP



                                 By: /s/Joseph E. Besecker
                                 -----------------------------------------------
                                 Name:  Joseph E. Besecker
                                 Title: Managing Member

                                 Address:

                                 500 North Gulph Road
                                 Suite 101
                                 King of Prussia, Pa. 19406







                                 EMERALD ADVANTAGE OFFSHORE FUND LTD



                                 By: /s/Joseph E. Besecker
                                 -----------------------------------------------
                                 Name:  Joseph E. Besecker
                                 Title: Managing Member

                                 Address:

                                 500 North Gulph Road
                                 Suite 101
                                 King of Prussia, Pa. 19406

                                 EMERALD VENTURE CAPITAL I LP



                                 By: /S/Joseph E. Besecker
                                 -----------------------------------------------
                                 Name:  Joseph E. Besecker
                                 Title: President

                                 Address:
                                 1703 Oregon Pike
                                 Lancaster, PA. 17601


                                  /s/ Robert N. Verratti
                                  ----------------------------------------------
                                  Robert N. Verratti



                                  Address:

                                  13766 Sunset BLVD
                                  Pacific Palisades, CA. 90272




                                  /s/ George Haywood
                                  ----------------------------------------------
                                  George Haywood



                                  Address:
                                  642 Second Street
                                  Brooklyn, NY  11215